                                                                    Exhibit 24.2

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC FINANCIAL SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of its 5.75% Senior Exchangeable Notes due 2003 and the related support obligations of Bell Atlantic Corporation.

         NOW, THEREFORE, the undersigned hereby appoints each of Janet M. Garrity and Robert S. Fitzmire as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.




                                                       /s/ P. Alan Bulliner
                                                       -------------------------
                                                       P. Alan Bulliner

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC FINANCIAL SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of its 5.75% Senior Exchangeable Notes due 2003 and the related support obligations of Bell Atlantic Corporation.

         NOW, THEREFORE, the undersigned hereby appoints each of P. Alan Bulliner and Robert S. Fitzmire as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.





                                                       /s/ Janet M. Garrity
                                                       -------------------------
                                                           Janet M. Garrity

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC FINANCIAL SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of its 5.75% Senior Exchangeable Notes due 2003 and the related support obligations of Bell Atlantic Corporation.

         NOW, THEREFORE, the undersigned hereby appoints each of P. Alan Bulliner and Janet M. Garrity as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.




                                                       /s/ Robert S. Fitzmire
                                                       -------------------------
                                                           Robert S. Fitzmire

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC FINANCIAL SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 relating to $2,455,000,000 aggregate principal amount of its 5.75% Senior Exchangeable Notes due 2003 and the related support obligations of Bell Atlantic Corporation.

         NOW, THEREFORE, the undersigned hereby appoints each of P. Alan Bulliner, Janet M. Garrity and Robert S. Fitzmire as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.





                                                       /s/ Ellen C. Wolf
                                                       -------------------------
                                                           Ellen C. Wolf